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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 2, 2002
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                               AVANT! CORPORATION

                     (Exact Name of Registrant as Specified
                                 in its Charter)

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

   Delaware                                0-25864                           94-2347624
(State or Other                    (Commission File Number)                      (IRS
 Jurisdiction                                                         Employer Identification
 of Incorporation)                                                               Number)


46871 Bayside Parkway, Fremont, California                                           94538
(Address of Principal Executive Offices)                                         (Zip Code)
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Registrant's telephone number, including area code (510) 413-8000

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ITEM 5.  OTHER EVENTS

                  A copy of the press release issued by Avant! Corporation, a Delaware corporation (the "Company"), on May 2, 2002 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1              Press Release issued by the Company on May 2, 2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AVANT! CORPORATION



May 2, 2002                                         /s/ Viraj Patel
                                                    ----------------------------
                                                        Viraj Patel
                                                        Head of Finance

                                       3
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                                  EXHIBIT INDEX
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
Exhibit
 No.                      Description of Exhibit
------                    ----------------------
99.1                       Press Release issued by the Company on May 2, 2002.
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